UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2026

KARMAN HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42520	85-2660232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5351 Argosy Avenue, Huntington Beach, CA 92649

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 898-9951

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KRMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 28, 2026, Karman Holdings Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the persons named in Schedule II thereto (the “Selling Stockholders”) and Citigroup Global Markets Inc. and Evercore Group L.L.C., as the underwriters (the “Underwriters”), pursuant to which the Selling Stockholders agreed to sell 14,000,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at a public offering price of $61.00 per share (the “Offering Price”), less underwriting discounts and commissions (the “Offering”). The Underwriters were granted a 30-day option to purchase up to an additional 2,100,000 shares of Common Stock from the Selling Stockholders at the Offering Price. The Offering closed on June 1, 2026.

Under the terms of the Underwriting Agreement, the Company has agreed, subject to certain exceptions, not to offer, sell, contract to sell, pledge, or otherwise dispose of any shares of Common Stock or other securities convertible into or exercisable or exchangeable for shares of Common Stock during the 90-day period commencing from May 28, 2026, without the prior written consent of the Underwriters. The Company and the Selling Stockholders made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Underwriting Agreement is not complete and is subject to and qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 28, 2026, the Company provided an operational data update in connection with the Offering, which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 and the Exhibit 99.1 shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act, nor shall it be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On May 28, 2026, the Company issued a press release announcing the launch of the Offering, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

On May 28, 2026, the Company issued a press release announcing the pricing of the Offering, a copy of which is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

On May 29, 2026, the Company issued a corrected and replacement press release announcing an operational data update in connection with the Offering, a copy of which is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 28, 2026, by and among the Company, the Selling Stockholders and Citigroup Global Markets Inc. and Evercore Group L.L.C., as the underwriters.

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included as part of Exhibit 5.1).

99.1	Operational data update of the Company.

99.2	Press Release of the Company, dated May 28, 2026.

99.3	Press Release of the Company, dated May 28, 2026.

99.4	Press Release of the Company, dated May 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARMAN HOLDINGS INC.

By:	/s/ Mike Willis
Name:	Mike Willis
Title:	Chief Financial Officer

Date: June 1, 2026